Polen Capital China Growth ETF

Summary Prospectus

Ticker Symbol: PCCE	April 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Polen Capital China Growth ETF (the “Fund”) seeks to achieve long-term growth of capital.

Fund Summary	1

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees[1]	None
Other Expenses	0.00%

Total Annual Fund Operating Expenses	1.00%

1	The Fund’s Rule 12b-1 Plan is authorized but inactive, such that no related fees accrue to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Strategies

The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing in a portfolio of equity securities of Chinese companies that in the opinion of Polen Capital Management, LLC, the sub-advisor to the Fund (the “Sub-Advisor”), have a sustainable competitive advantage. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes), at the time of initial purchase, in equity or equity-related securities of issuers that are located in China. Equity and equity-related securities include common and preferred stocks and warrants on common stock. An issuer is considered to be “located” in China based on its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated) in the People’s Republic of China (“PRC”) or Hong Kong. The Fund’s investments in equity securities may include common stocks, certain eligible China A Shares and China B Shares listed on the Shanghai Stock Exchange and Shenzhen Stock Exchange via the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect (together, the “Stock Connects”) and China H Shares issued by companies that are incorporated in the PRC and trade on the Hong Kong Stock Exchange. The Fund may also gain exposure to such issuers by investing in depositary receipts including Global Depositary Receipts, American Depositary Receipts and International Depositary Receipts or through variable interest entities. The Fund invests across the market capitalization spectrum in small, mid- and large-capitalization companies.

The Fund invests in companies that the Sub-Advisor believes have a sustainable competitive advantage within an industry with high barriers to entry. Industries with high barriers to entry include those that are dependent on large amounts of capital

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investment, government approval of products or services, large-scale distribution systems, and/or patents and other intellectual property. In selecting investments for the Fund, the Sub-Advisor uses intensive fundamental research processes to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying sustainable competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital; (ii) strong earnings growth and free cash flow generation; (iii) strong balance sheets and; (iv) competent and shareholder-oriented management teams. The Sub-Advisor believes that consistent earnings growth is the primary driver of intrinsic value growth and long-term stock price appreciation. Accordingly, the Sub-Advisor focuses on identifying and investing in a concentrated portfolio of high quality growth companies that it believes have a competitive advantage and can deliver sustainable, above-average earnings growth.

In connection with its investment process, the Sub-Advisor integrates issues it believes should be classified as material environmental, social, and governance (ESG) factors into research analysis as part of a comprehensive evaluation of a company’s long-term financial sustainability. The Sub-Advisor utilizes an ESG framework that assesses how a company serves its key stakeholders, including employees, customers, shareholders, suppliers and other business partners, and the environment. All business issues studied as part of its investment process, including those classified by the Sub-Advisor as material ESG issues, are considered as part of the Sub- Advisor’s holistic assessment of the investment case for each company in the portfolio and its ability to meet the Sub-Advisor’s return expectations. The Sub-Advisor believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital. The Sub-Advisor may still make an investment even if it fails to satisfy the Sub-Advisor’s ESG factors.

Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the Sub-Advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate. The Fund will usually sell a security if, in the view of the Sub-Advisor, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. The Sub-Advisor may also sell a security if it is believed by the Sub-Advisor to be overvalued or if a more attractive investment opportunity exists. Securities may also be sold if they underperform or to implement a revised allocation based on a modified view of market conditions or to invest in cash and cash equivalents. Although the Sub-Advisor may purchase and then sell a security in a shorter period of time, the Sub-Advisor typically invests in securities with the expectation of holding those investments on a long-term basis.

Principal Risks

As with all exchange-traded funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

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Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions.

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Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

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Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different

Fund Summary	3

accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

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Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

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China Risk. Investing in Chinese securities is riskier than investing in U.S. securities. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Participants in the Chinese market are subject to less regulation and oversight than participants in the U.S. market. This may lead to trading volatility, difficulty in the settlement and recording of transactions, and uncertainty in interpreting and applying laws and regulations. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in the economies of any of China’s key trading partners may adversely affect the securities of Chinese issuers. The current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds and their investments. Regional conflict could also have an adverse effect on the Chinese economy. The U.S. government may occasionally place restrictions on investments in Chinese companies. The Fund may incur losses if more investors attempt to sell such securities or if the Fund is unable to participate in an otherwise attractive investment. Securities that are or become prohibited may become less liquid and their market prices may decline. The market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

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Variable Interest Entity Risk. The Fund may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs, through which foreign investors hold stock in a shell company that has entered into service and other contracts with the China-based operating company, allowing U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign investors; if so, the market value of the Fund’s associated portfolio holdings would likely decline significantly, which could result in substantial investment losses.

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Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

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Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

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Mid-Sized Companies Risk. The Fund may invest a portion of its assets in the securities of midsized companies. Securities of these companies are generally more volatile and less liquid than the securities of large-cap companies. This is because mid-cap companies may be more reliant on a few products, services or key personnel than large-cap companies, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

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Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

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New Fund Risk. The Fund is recently formed and has limited operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

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ESG Investing Risk. Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Advisor or any judgment exercised by the Sub-Advisor will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other

Fund Summary	5

ESG factors. In addition, the Sub-Advisor may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause the Sub-Advisor to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.

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Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

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U.S. Trade Policy Risk: The U.S. presidential administration has recently enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries, including China. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.

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Sector Weightings Risk. The Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies, although sector focus is not a principal investment strategy of the Fund. To the extent that the Fund emphasizes investments in a particular sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

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Consumer Discretionary Sector Risk. The Fund may from time to time invest a significant portion of its assets in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, supply chains, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

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Communications Sector Risk. The Fund may from time to time invest a significant portion of its assets in the communications sector. Companies in the communications sector may be affected by competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, government regulation, revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and fluctuating demand due to changing consumer tastes and interests.

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Investment Selection Risk. The Sub-Advisor’s portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when the Sub-Advisor invests the Fund’s holdings in a limited number of securities, as may be the case with the Fund, because an individual holding can magnify the potential for gains and losses securities due to its proportional impact on the value of the Fund’s shares.

•	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

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Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or the Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

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Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund’s shares may fall. The value of the Fund’s shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

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Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table below shows how the Fund’s average annual total returns for the 1-year and since inception periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.imgp.com

Polen Capital China Growth ETF

Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	13.60%	Quarter ended September 30, 2025
Lowest:	-7.47%	Quarter ended December 31, 2025

Fund Summary	7

Average Annual Total Returns (for the periods ended December 31, 2025)
	1 Year	Since Inception (3/14/2024)
Polen Capital China Growth ETF
Return Before Taxes	21.83%	18.85%
Return After Taxes on Distributions	21.05%	18.12%
Return After Taxes on Distributions and Sale of Shares	13.25%	14.46%
MSCI China All Shares Index
(reflects no deduction for fees, expenses, or taxes)	28.94%	24.88%
Morningstar China Region Category
(reflects no deduction for fees, expenses, or taxes)	30.46%	22.54%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE FUND SINCE:
Polen Capital Management LLC	June Lui, CFA, Portfolio Manager and Analyst	Since inception (March 2024)
	Yingying Dong, CFA, Portfolio Manager and Analyst	Since inception (March 2024)

	Kevin Chee, CFA, Portfolio Manager and Analyst	Since inception (March 2024)

Purchase and Sale of Shares

Shares of the Fund (“Shares”) are listed and trade on the NYSE Arca (the “Exchange”). Individual Shares may only be bought and sold on the Exchange through a broker or dealer at market prices, rather than at NAV. Because Shares trade at market prices rather than at NAV, Shares may trade at a price greater than at NAV (premium) or less than at NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “Bid-Ask Spread”).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”).

Information on the Fund’s NAV, market price, premiums and discounts to NAV, and bid-ask spreads is available on the Fund’s website www.imgp.com.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary	9